CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Coyote Hills Golf, Inc. (the "Company") on Form 10-QSB for the three month periods ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mitch Powers, acting in the capacity as the Chief Executive Officer of the Company, and I, Stephanie Erickson, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Mitch Powers

     Mitch Powers

     Chief Executive Officer

     May 15, 2008

/s/ Stephanie Erickson

     Stephanie Erickson

     Chief Financial Officer

     May 15, 2008